SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549





                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): November 18, 1998

                               Alamo Group Inc.
                   -----------------------------------
            (Exact name of Registrant as specified in its charter)

Delaware                    0-21220                            74-1621248
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(State or other            (Commission                       (I.R.S. Employer
jurisdiction of            File Number)                    Identification No.)
incorporation)


                      1502 E. Walnut, Seguin, Texas 78155
                ----------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (830) 379-1480
                                                     --------------

--------------------------------------------------------------------------------
                    (Former address, if changed since last
report.)

     Item 5.  Other Events
     ---------------------

          At a Special Meeting of Stockholders held on November 18, 1998, the Stockholders of Alamo Group Inc. (the "Company") adopted the Amended and Restated Agreement and Plan of Merger dated as of September 4, 1998 among The Company, WEC Company and AGI Acquisition Corp. (the "Merger Agreement"). Of 8,628,501 votes cast, 8,303,758 were votes in favor of adopting the Merger Agreement.

          A press release dated November 19, 1998 is attached hereto as exhibit 99.1. On November 18, 1998 and November 19, 1998, the Company received letters relating to the Merger Agreement from WEC Company. On November 20, 1998 the Company delivered a letter to WEC Company in response to such correspondence. These letters are attached hereto as exhibits 99.2, 99.3 and 99.4.

     Item 7(c).   Exhibits
     ---------------------


Exhibit
Number          Description
-------         -----------

  99.1         Press Release dated November 19, 1998

  99.2         Letter dated November 17, 1998 from WEC Company to the Company

  99.3         Letter dated November 18, 1998 from WEC Company to the Company

  99.4.        Letter dated November 20, 1998 from the Company to WEC Company

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    ALAMO GROUP INC.
                                    (Registrant)



                                    By:  /s/ Jim A. Smith
                                         -------------------------------------
                                         Name:     Jim A. Smith
                                         Title:    Executive Vice President
                                                   and Chief Financial Officer


Dated:  November 20, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549











                                ALAMO GROUP INC.











                                    EXHIBITS
                              TO CURRENT REPORT ON
                         FORM 8-K DATED November 2, 1998











                                                Commission File Number 0-21220

                                  Exhibit Index


Exhibit
Number         Description
-------        -----------

  99.1         Press Release dated November 19, 1998

  99.2         Letter dated November 17, 1998 from WEC Company to the Company

  99.3         Letter dated November 18, 1998 from WEC Company to the Company

  99.4         Letter dated November 20, 1998 from the Company to WEC Company